Page 1 SumTotal Systems, Inc. Don Fowler November 6, 2007 Exhibit 99.1

Safe Harbor for Forward-Looking Statements
Information in this presentation and meetings regarding this presentation contain forward-looking statements and management’s estimation regarding future performance of the company, including without limitation, financial estimates for the fourth quarter ending December 31,
2007, the 2007 fiscal year and beyond. These statements represent the company’s current expectations or beliefs concerning its future results, and include statements, among others, regarding its financial guidance for estimated GAAP and non-GAAP revenue; loss and income; growth of recurring revenue base; the company’s competitive position and business model, including its market share and its ability to grow its subscriptions and support business, including internationally and in the performance management markets; and, the company’s ability to execute and the strength and scale of its business model. These statements are not historical facts or guarantees of future performance or events; are based on current expectations, estimates, beliefs, assumptions, goals and objectives; and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed or implied by these statements. Readers of this presentation and participants in accompanying meetings are cautioned not to place undue reliance on any forward-looking statement or statements. Additional factors that could cause actual results to differ include, but are not limited to,
(i) completing the requisite work necessary in order to gain ‘acceptance’ so the company can recognize revenue on deals the company has signed, but revenue has not yet been recognized; (ii) inability of the company’s executive team, including its new hire in field operations, to execute on its plans, causing the company to miss its financial forecasts or not grow the company’s business at or above the forecasted or expected rates; (iii) underestimating the cost reductions necessary to maintain profitability, or making cuts that aversely impacts the company’s ability to execute; (iv) inability to recruit or retain key personnel, including management, to support the company’s current business and future growth, especially in light of the company’s reorganization; (v) failure to close expected transactions in the fourth quarter of fiscal 2007, and the timing of recognizing revenue from such transactions; (vi) the ability to successfully manage and increase growth outside of the United States and significant current and expected additional competition; (vii) increased competition, especially in the performance management segment, causing the loss of deals, material reductions in prices or acceptance of terms the company otherwise would not accept; (viii) inaccurately estimating the speed, ability or cost of the company transitioning its product offerings to on-demand subscriptions and a recurring revenue model; (ix) the company’s inability to grow its business and revenue, and to accurately predict the timing and expense of growing them, especially for on-demand subscriptions and its performance management product; (x) unexpected expenses or failure to implement in a timely fashion, or at all, the requisite steps to control expenses; (xi) customer dissatisfaction with the company’s products, causing the return of product or refusal to pay for product or services; (xii) the company’s ability to protect its intellectual property rights and claims that the company has infringed the intellectual property rights of others; (xiii) adoption of new accounting regulations and standards that may affect reported earnings and operating income; (xiv) the lengthening of the company’s sales cycle and increased difficulties in negotiating sales contracts on terms favorable to us and the uncertain timing of such sales; (xv) the level of corporate spending and changes in general economic conditions that affect demand for computer software and services in general which may disproportionately affect the market for our products; (xvi) other market conditions that include risks and uncertainties such as risks associated with financial, economic, political, terrorist activity and other uncertainties associated with operating a global business; and
(xvii) other events and other important factors disclosed previously and from time to time in SumTotal Systems’ filings with the Securities and Exchange Commission, including the company’s annual report for fiscal year 2006 on Form 10-K filed on March 16, 2007, its quarterly report on Form 10-Q filed on August 7, 2007, its Prospectus Supplement filed on Form 424B2 filed on May 21, 2007 and its Form 8-Ks. The forward-looking statements contained in this presentation and discussed in the accompanying meetings are made as of the date of this presentation, and the company assumes no obligation to update the information in either the presentation or meetings regarding this presentation.

Investment Highlights
Global Provider of Talent and Learning Management Solutions
Talent Management estimated at $1.4B market in 2005; 17% CAGR expected to 2008
(1)
Market share leader in key ~$500M Learning Management Systems segment
(2)
Large, Diversified “Blue Chip” Customer Base
Over 1,500 customers across multiple vertical markets
~50% of the Fortune 100 are customers
Significant Growth Opportunities
Core LMS and high-growth Performance Management segments
Leverage channel partners; Acquisitions
Recurring Revenue and Operating Leverage Increasing
~50% recurring revenue in Q3:07
(3)
Strong Financial Performance
Annualized non-GAAP revenue of nearly $120M; Profitable on non-GAAP basis
(4)
Improved Balance Sheet from Recent Financing
(1) The Yankee Group, March 2005.
(2) Bersin & Associates, January 2006. Management estimates.
(3) Recurring revenue includes term licenses, hosting subscriptions, on-demand LMS and performance management solutions, and maintenance.  Typically, these are annual contracts, most of which are renewed at the expiration of their term.
(4) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.

SumTotal Background
Significant Company Events
Click2Learn (CLKS) IPO in 1998; Docent (DCNT) IPO in 2000
Click2learn and Docent merged to form SumTotal Systems in March 2004
Acquired Pathlore Software in October 2005 for ~$48M
Acquired MindSolve in November 2006 for ~$12M
SumTotal Today
Headquartered in Mountain View, California
Global presence with offices in Australia, France, Germany, Hong Kong, India,
Japan, Singapore and the United Kingdom
Over 820 employees

RECRUITMENT
SCREEN FOR REQUIRED COMPETENCIES.
HIRE BASED UPON SUCCESSFUL PROFILES.
PERFORMANCE
ALIGN EMPLOYEES.
CONDUCT PERFORMANCE APPRAISALS.
DEVELOP SUCCESSION PLANS.
LEARNING
ON-BOARD NEW EMPLOYEES.
DEVELOP SKILLS & COMPETENCIES.
MANAGE COMPLIANCE.
COMPENSATION
SALARY PLANNING.
PAY-FOR-PERFORMANCE.
Talent Management

SumTotal.

5 What is Talent Management? Goal of strategic Talent Management is to ensure that organizations have optimum skills and competencies to achieve business objectives

Talent Management Market Drivers
As much as 80% of a company’s worth is tied to its human capital
(1)
Increasing “War for Talent” and employee turnover rates
America’s 500 leading companies will lose approximately 50% of their senior managers over the next five years
(2)
Global organizations need to ensure worldwide alignment of
individuals’ goals with business objectives
Rapidly training the “Extended Enterprise” is critical in today’s market
Regulatory and compliance requirements drive the need to develop, certify and track the knowledge and procedures of individuals
(1) HR Magazine, January 2005.
(2) The Economist, October 7, 2006.

MOTOR HARLEY-DAVIDSON CYCLES

HALLIBURTON

gsk GlaxoSmithKline

SumTotal

$1M / year saved on printing
alone; dealer satisfaction
increased 30%
Strong Value Proposition for Customers
ROI Category Illustrative Example
Business Impact
Training
Efficiencies
Operating Cost
Leverage
Increased
Revenue
$ millions saved in
compliance costs
Reduced time-to-market from
9 months to 3 months

$1.4
$1.6
$1.9
$2.2
$0.0
$0.2
$0.4
$0.6
$0.8
$1.0
$1.2
$1.4
$1.6
$1.8
$2.0
$2.2
$2.4
$2.6
2005E 2006E 2007E 2008E
Talent Management Market is Growing Rapidly
Source:  Yankee Group, March 2005.
Talent Management Market
(including Recruiting, Performance, Learning and Compensation Management)

Participant in Attractive Market Segments
Sources: Management estimates, based on Yankee Group and Gartner Group.
2005 Market Size and 4-year compound annual growth rate to 2008.
LMS is the core market for SumTotal
Offerings in Performance Management and Compensation Planning
obtained via MindSolve acquisition in November 2006
Learning
Management
~$500M market
~16% growth
Compensation
Management
$290M market
11% growth
Performance
Management
$181M market
23% growth

In Which Solutions Do You Plan to Make Significant Investments in the Next Three Years?

140
120
100
80
60
40
20
0
50%
37%
34%
32%
30%
30%
25%
24%
23%
21%
15%
10%
Perf Mgmt
Succession Planning
Learning Mgmt
Recruiting
Competency Mgmt
Integration of TM solutions
Workforce Analytics
Career Mgmt
Comp/Incentive Mgmt
Portal
New Technologies
Workforce Mgmt/Scheduling

10 Significant Opportunity for SUMT Clear market focus on internal talent Source: Knowledge-Infusion/SHRM Survey, April 2007

2006 Revenues ($M)
Kenexa
SumTotal
Taleo
saba
PLATEAU
Authoria.
geo
vurv
SUCCESS FACTORS
salary.com
Learn.com.
HALOGEN

SumTotal: A Talent Management Market Leader
Sources:  Bersin & Associates, Learning Management Systems 2006, Hoovers Data and other public sources.
Number of Customers
0
20
40
60
80
100
120
250 500 750 1,000 1,250 1,500+

Why SumTotal Wins
Leading Vendor with a Strong Global Presence
Market share leader in core LMS segment
(1)
Global product and
presence
Robust Product Suite
Flexible on-premise or on-demand deployment
Highly scalable, feature-rich solution
Industry’s Solution Leader
Verticalized sales force with deep domain knowledge of clients’
businesses
Strength in Implementation and Support
(1) Bersin & Associates, January 2006.

UNIVERSITY of CALIFORNIA

WACHOVIA

STANFORD HOSPITAL & CLINICS
Stanford University Medical Center

EATON

COSTCO WHOLESALE

PAYCHEX

SumTotal

Large, Diversified “Blue Chip” Customer Base
Over 1,500 customers across numerous vertical markets
Targeting customers with 300 to over 1,000,000 users
~50% of the Fortune 100 are customers
Education Energy & Utilities Government Financial Services
Healthcare Retail Manufacturing Services
Defense
Ammunition
Center

EDS
ExcellerateHRO
The HRO business of EDS & Towers Perrin

Hewitt

accenture

ACS

GP Home

IBM

hp

Intrepid
Learning Solutions

SumTotal

Emerging Sales Channel
HRO Partnerships
Human Resource Outsourcing
(“HRO”) market growing
(1)
SumTotal has strong HRO
relationships
Strength with HROs presents
other OEM opportunities
BPO Outsourcers
Training Outsourcers
HR Software
Product OEMs
Opportunity to cross-sell
Performance Management
offering
(1) The Yankee Group, April 2006.

Opportunity / Revenue / Value
Partner Leverage
Other Talent Management
Expand Performance Management
Grow LMS Business

SumTotal

SumTotal’s Growth Strategy
Time
Grow Core LMS Business
Penetrate installed base with additional
modules/licenses
New customers
International markets
SMB market
Expand Performance Management
Business
Cross-sell LMS installed base
New customers
Expand into Other Talent Management
Segments
Recruiting segment
Acquisitions
Leverage Partners
HROs and others

Organizational Changes
Reorganization
Senior Vice President of Field Operations
Focus on sales, marketing, services and support
Seasoned executive with enterprise and on-demand experience
Business Units
Separate Learning and Performance Management
Focus on strategy, annual planning, and profitability
Lead by senior SUMT executives
Restructure Company
Reduce expenses by $4 million per year starting in 1Q08
Increase profitability
One time charge of up to $1 million in 4Q07

Annual Revenue Trend (Non-GAAP Basis)
(1)
Predictability of our model is increasing as our recurring
subscriptions and support revenue grows
(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.  GAAP revenue was $55.2M, $75.0M, and $106.0M for 2004, 2005, and 2006, respectively.
Management guidance for 2007 GAAP revenue is approximately $116.4M to $118.4M.
(2) Recurring revenue includes term licenses, hosting subscriptions, on-demand LMS and performance management solutions, and maintenance. Typically, these are annual contracts, most of which are renewed  at  the expiration of their term.
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
2004 2005 2006 2007E
53%
58%
~50%
37%
%s reflect % of Total Revenue
47%
42%
~50%
63%
$65.6
$78.4
$110.3
$117.6 - $119.6
Subscriptions
and
Support
Revenue (2)
License
and
Service
Revenue

Quarterly Revenue Trend (Non-GAAP Basis)
(1)
$13.8
$17.0
$26.3
$29.5
$16.1
$16.0
$26.5
$30.5
$16.2
$18.5
$27.5
$19.5
$26.9
$30.0
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
Q1 Q2 Q3 Q4
2004
2005
2006
2007
$29.5 $28.0 - 30.0
(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.

Annual Net Income Trend (Non-GAAP Basis) (1)
($5.3)
$0.6
$6.6
$5.9 - $6.9
($7.0)
($2.0)
$3.0
$8.0
$13.0
2004 2005 2006 2007E
Operating results driven by our ability to leverage our infrastructure and achieve economies of scale
(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.  GAAP net loss was ($16.0)M, ($11.1)M and ($12.0)M for 2004, 2005 and 2006, respectively. Management guidance for 2007 GAAP net income/(loss) is ($8.5)M to $(7.5)M. GAAP loss per share was ($0.87), ($0.51) and ($0.47) for 2004, 2005 and 2006, respectively. Management guidance for 2007 GAAP earnings/(loss)
per share is ($0.28) to ($0.25). Non-GAAP earnings/(loss) per share was ($0.29), $0.03 and $0.26 for 2004, 2005 and 2006, respectively. Management guidance for 2007 Non-GAAP earnings per share is $0.19 to $0.22.

Quarterly Net Income (Non-GAAP Basis)
(1)
($6.1)
($0.7)
$0.9
$1.9
($0.2)
($2.4)
$2.3
$1.9
$0.4
$1.2
$1.1
$1.5
$0.5
$2.5
$2.3
$0.5 - 1.5
($7.0)
($5.0)
($3.0)
($1.0)
$1.0
$3.0
$5.0
Q1 Q2 Q3 Q4
2004
2005
2006
2007
(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.

21 Total Bookings In millions $29 $30 $32 $19 $27 $34 $36 $21 $0 $20 $40 $60 $80 $100 $120 $140 Year Ending September 2006 Year Ending September 2007 Support Subscriptions Services Licenses

22 Performance Management Bookings Trailing 12 Months In millions 0 1 2 3 4 5 6 7 Dec Mar Jun Sep $2 $4 $5 $7

How Does This Affect Our Business?
Deal Mix Is Changing
Very Large Deals – Complex, Longer to Install
Revenue Recognition Is Deferred
Small Deals Moving to Subscription
Increases Recurring Revenue
Performance Management
Focused on new enterprise customers and existing customers

Financial Model (Non-GAAP basis)
(1)
45% 50% 53% 58%
License and Service
55% 50% 47% 42%
Subscriptions & Support
Target Model
6%
(60%)
67%
2006
Actual
15%
(55%)
70%
6%
(59%)
65%
2007
Guidance
(Mid-Point)
1%
Net Income
(68%)
Operating Expenses
69%
Gross Margin
2005
Actual
(% of revenues)
(1) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.

Balance Sheet/Cash Flow Trends
$11.1*
$34.9
$38.9
$12.9
$51.8
September 30,
2007
$30.7
Deferred Revenue
$8.1
Cash Flow from Operating Activities
($1.1)
Net Cash
$16.8
Notes Payable (current & non-current)
$15.7
Cash
(1)
December 31,
2006
($ millions)
(1) Cash, cash equivalents, restricted cash and short-term investments.
*Nine Month Total

Investment Highlights
Global Provider of Talent and Learning Management Solutions
Talent Management estimated at $1.4B market in 2005; 17% CAGR expected to 2008
(1)
Market share leader in key ~$500M Learning Management Systems segment
(2)
Large, Diversified “Blue Chip” Customer Base
Over 1,500 customers across multiple vertical markets
~50% of the Fortune 100 are customers
Significant Growth Opportunities
Core LMS and high-growth Performance Management segments
Leverage channel partners; Acquisitions
Recurring Revenue and Operating Leverage Increasing
~50% recurring revenue in Q3:07
(3)
Strong Financial Performance
Annualized non-GAAP revenue of nearly $120M; Profitable on non-GAAP basis
(4)
Improved Balance Sheet from Recent Financing
(1) The Yankee Group, March 2005.
(2) Bersin & Associates, January 2006. Management estimates.
(3) Recurring revenue includes term licenses, hosting subscriptions, on-demand LMS and performance management solutions, and maintenance.  Typically, these are annual contracts, most of which are renewed at the expiration of their term.
(4) Non-GAAP figures exclude one-time charges, non-cash charges related to acquisition accounting, stock-based compensation expense, and related income tax effects.

Page 27 SumTotal Systems, Inc.